                                                Rule 497(c)
                                                Registration No. 33-75340



                                 GUINNESS FLIGHT
                           PROSPECTUS OCTOBER 3, 1996
                        AS REVISED ON FEBRUARY 18, 1997



                               ASIA BLUE CHIP FUND

                               ASIA SMALL CAP FUND

                             CHINA & HONG KONG FUND

                           GLOBAL GOVERNMENT BOND FUND

Please read this prospectus before investing. It is designed to provide you with information and to help you decide if the goals of the Guinness Flight Asia Blue Chip Fund, Guinness Flight Asia Small Cap Fund, Guinness Flight China & Hong Kong Fund, or the Guinness Flight Global Government Bond Fund match your own. It should be retained for future reference. A Statement of Additional Information, dated October 3, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling the Funds at 1-800-915-6565.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS PAGE 1

GUINNESS FLIGHT ASIA BLUE CHIP FUND

(The "Asia Blue Chip Fund's") investment objective is long-term capital appreciation through investments in equity securities of well established and sizable companies located in the Asian continent. In pursuit of its investment objective, the Asia Blue Chip Fund intends to invest 65% to 100% of its total assets in a portfolio of "blue chip" companies traded primarily on the markets of the Asian continent. For the purposes of this Fund, the Investment Adviser has defined a "blue chip" company to be a company that has a market capitalization of at least $1 billion and a reputation for quality and wide acceptance of its products or services, as well as a strong history of profitability. Generally, the Asian continent includes the relatively more developed markets of Hong Kong, Singapore, Malaysia, and Thailand, as well as the relatively less developed and emerging markets of Korea and Taiwan in North Asia; of China; of Indonesia, the Philippines, and Vietnam in the ASEAN region; and of India, Pakistan, Sri Lanka, and Bangladesh in East Asia. Under normal market conditions, the Asia Blue Chip Fund will invest in a minimum of four countries. An investment in this Fund may be more volatile than an investment in a fund which invests only in U.S. "blue chip" companies. (See "Investment Objectives, Programs and Limitations," for a more detailed discussion.)

GUINNESS FLIGHT ASIA SMALL CAP FUND

(The "Asia Small Cap Fund's") investment objective is long-term capital appreciation through investments in equity securities of smaller capitalization issuers located in the Asian continent. In pursuit of its investment objective, the Asia Small Cap Fund intends to invest 65% to 100% of its total assets in a portfolio of equity securities of companies traded primarily on the markets of the Asian continent that have a market capitalization of no more than $1 billion. Generally, the Asian continent includes the relatively more developed markets of Hong Kong, Singapore, Malaysia, and Thailand, as well as the relatively less developed and emerging markets of Korea and Taiwan in North Asia; of China; of Indonesia, the Philippines, and Vietnam in the ASEAN region; and of India, Pakistan, Sri Lanka and Bangladesh in East Asia.



Summary ...........................    2

Summary of The
Funds' Expenses ..................     4

Financial Highlights .............     6

Investment Objectives,
Programs and Limitations .........    10

Investment Strategies,
Policies and Risks ...............    14

Other Risk Considerations ........    16

Performance ......................    20

The Funds' Management ............    20

How to Purchase Shares ...........    24

How to Redeem Shares .............    26

Shareholder Services .............    28

Determination of
Net Asset Value ..................    29

Dividends, Distributions
and Tax Matters ..................    30

About the Funds ..................    33

General Information ..............    34



                               PROSPECTUS PAGE 2

Under normal market conditions, the Asia Small Cap Fund will invest in a minimum of four countries. (See "Investment Objectives, Programs and Limitations," for a more detailed discussion.)

GUINNESS FLIGHT CHINA & HONG KONG FUND

(The "China Fund") seeks to provide investors with long term capital growth through investments in the securities of China and Hong Kong. Under normal conditions, 85% to 100% of the China Fund's total assets will be invested in equity securities primarily traded in the markets of China and Hong Kong or in equity securities of companies that derive a substantial portion of their revenues from business activities with or in China and/or Hong Kong, but which are listed on major exchanges elsewhere (e.g., London, New York, Singapore, and Australia). To date, a majority of the securities held by the China Fund are listed in Hong Kong. (See "Investment Objectives, Programs and Limitations," for a more detailed discussion.)

GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

(The "Global Government Fund") intends to provide investors with both current income and capital appreciation. The Global Government Fund will invest in the debt instruments of governments throughout the world. (See "Investment Objectives, Programs and Limitations," for a more detailed discussion.)

SUMMARY

THE FUNDS. Guinness Flight Investment Funds, Inc. (the "Guinness Funds") is a Maryland corporation organized as an open-end, series, management investment company. Currently, the Guinness Funds offer four separate series portfolios:
Guinness Flight Asia Blue Chip Fund ("Asia Blue Chip Fund"), Guinness Flight Asia Small Cap Fund ("Asia Small Cap Fund"), Guinness Flight China & Hong Kong Fund (the "China Fund"), and Guinness Flight Global Government Bond Fund (the "Global Government Fund")(collectively, the "Funds"), each of which pursues unique investment strategies.

RISK CONSIDERATIONS. An investor should be aware that there are risks associated with certain investment techniques and strategies employed by the Funds, including those relating to investments in foreign securities. Such risks include among others currency fluctuations, expropriation, confiscation, diplomatic developments, and social instability. Each Fund's net asset value per share can be expected to fluctuate. Accordingly, investors should consider an investment in a Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Strategies, Policies and Risks" and "Other Risk Considerations."


                               PROSPECTUS PAGE 3

THE INVESTMENT ADVISER. Guinness Flight Investment Management Limited ("Guinness Flight") serves as the Funds' investment adviser pursuant to Investment Advisory Agreements (the "Advisory Agreements"). Under the terms of the Advisory Agreements, Guinness Flight supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. As compensation for these services, Guinness Flight receives a fee based on the Funds' average daily net assets. See "Management of the Funds."

PURCHASING SHARES. Shares of the Funds are offered by this Prospectus at net asset value. The minimum investment in the Funds is $2,500 or $1,000 for investments through tax-qualified retirement plans. Current shareholders of any Fund may make an initial purchase of shares of another Fund in the family for a minimum of $1,000. The minimum investment in the Funds for gift accounts is $250. Additional investments must be at least $250. The Funds may reduce or waive the minimum investment under certain conditions. See "How to Purchase Shares."

EXCHANGE PRIVILEGE. Shares of a Fund may be exchanged for shares of any other Fund, or for shares of the SSgA Money Market Fund, in the manner and subject to the policies set forth herein. See "Shareholder Services -- Exchange Privilege."

REDEEMING SHARES. Shareholders may redeem all or a portion of their shares at net asset value at any time. Under certain circumstances, a redemption fee of 1.00% will be charged to any shareholder of the Asia Blue Chip Fund, Asia Small Cap Fund or China Fund who redeems shares purchased less than 30 days prior to redemption. See "How to Redeem Shares" and "Redemption Fee."

DISTRIBUTIONS. The Asia Blue Chip Fund, Asia Small Cap Fund and China Fund declare and pay dividends from net investment income, if any, on a semi-annual basis. The Global Government Fund declares and pays dividends monthly. In addition, the Funds make distributions of realized capital gains, if any, on a semi-annual basis. Dividends and distributions of the Funds may be paid directly to you by check, or reinvested in additional shares of the Funds, including, subject to certain conditions, in shares of a Fund other than the Fund making the distribution. See "Dividends, Distributions and Tax Matters."

SUMMARY OF THE FUNDS' EXPENSES

A. SHAREHOLDER TRANSACTION EXPENSES

                                                 Asia      Asia
                                                 Blue     Small                Global
                                                 Chip       Cap      China      Gov't
  Sales Charge Imposed on Purchases              none     none       none       none
  Sales Charge Imposed on Reinvested Dividends   none     none       none       none
  Deferred Sales Charge Imposed on Redemptions   none     none       none       none
  Redemption Fee+                                  +        +          +        none
  Exchange Fee                                   none     none       none       none


+ Under certain circumstances, a redemption fee of 1.00% applies to investors who redeem shares purchased less than 30 days prior to redemption. See "How to Redeem Shares -- Redemption Fee."


                               PROSPECTUS PAGE 4

B. ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)

                                                           Asia        Asia
                                                           Blue       Small            Global
                                                           Chip         Cap    China    Gov't

  Advisory Fee                                             1.00%       1.00%    1.00%    .75%
  Rule 12b-1 Fee                                            .00%        .00%     .00%    .00%
  Other Expenses (after expense reimbursement)              .98%        .98%     .98%    .00%
                                                           ----         ---     ----    ----
  Total Fund Operating Expenses
 (after expense reimbursement)                            1.98%         1.98%   1.98%   .75%*

* Guinness Flight has undertaken to cap Total Fund Operating Expenses at .75% for the Global Government Fund by reimbursing the Fund for all "Other Expenses." The Global Government Fund will notify its shareholders in writing at least 30 days prior to any adjustments to the cap on its Total Fund Operating Expenses.

C. EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT IN A FUND, ASSUMING (1) A 5% ANNUAL RETURN AND (2) FULL REDEMPTION AT THE END OF EACH TIME PERIOD:

  One Year             $20      $20      $20       $8
  Three Year           $62      $62      $62       $24
  Five Year           $107     $107     $107       $42
  Ten Year            $231     $231     $231       $93


EXPLANATION OF TABLE: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in a Fund would bear directly or indirectly.

A. SHAREHOLDER TRANSACTION EXPENSES represent charges paid when you purchase, redeem or exchange shares of a Fund. See "How to Purchase Shares," "How to Redeem Shares" and "Redemption Fee."

B. ANNUAL FUND OPERATING EXPENSES are based on a Fund's operating expenses for the current fiscal year. The Funds incur "other expenses" for maintaining shareholder records, furnishing shareholder statements and reports, and other services. For the Asia Blue Chip Fund and Asia Small Cap Fund, "other expenses" is based on estimated amounts for the current fiscal year. Guinness Flight or the Administrator may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Funds. To the extent that they should do so, either may seek repayment of such deferred fees or absorbed expenses after this practice is discontinued. However, no repayment will be made if the expense ratio of the Asia Blue Chip Fund, Asia Small Cap Fund, China Fund or the Global Government Fund would exceed 1.98%, 1.98%, 1.98% and 0.75%, respectively. For the prior fiscal year, Guinness Flight absorbed some of the expenses of the China Fund and Global Government Fund. If Guinness Flight had not absorbed such expenses, "other expenses" for the China Fund and Global Government Fund would have been 2.02% and 20.77%, respectively and "total fund operating expenses" would have been 3.02% and 21.52%, respectively. Guinness Flight anticipates absorbing some of the expenses of the Asia Blue Chip Fund and Asia Small Cap Fund. Absent such expense reimbursements, "total fund operating expenses" for the Asia Blue Chip and Asia Small Cap Fund are estimated to equal approximately 3.00% and 3.00%, respectively. See "The Funds' Management."


                               PROSPECTUS PAGE 5

C. EXAMPLE OF EXPENSES. The hypothetical example illustrates the expenses associated with a $1,000 investment in a Fund over periods of one, three, five and ten years based on the estimated expenses in the above table and an assumed annual rate of return of 5%. THE 5% RETURN AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIONS OF ACTUAL OR EXPECTED FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.

FINANCIAL HIGHLIGHTS

The following information for the China Fund and Global Government Fund has been audited by Coopers & Lybrand for the fiscal period from June 30, 1994 (commencement of operations) to December 31, 1994, and Ernst & Young LLP, independent accountants to the Funds, whose unqualified report covering the fiscal period ending December 31, 1995 is included in the Statement of Additional Information which may be obtained by calling the telephone number on the Prospectus cover page.

GUINNESS FLIGHT ASIA BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD (UNAUDITED)

                                                                                     April 29, 1996*
                                                                                         through
                                                                                      June 30, 1996

Net asset value, beginning of period                                                  $  12.50
                                                                                      --------
Income from investment operations:
  Net investment loss                                                                    (0.01)
                                                                                      --------
  Net realized and unrealized loss on investments                                        (0.11)
                                                                                      --------
Total from investment operations                                                         (0.12)
                                                                                      --------
Net asset value, end of period                                                        $  12.38
                                                                                      ========

Total return                                                                             (0.96)%

Ratios/supplemental data:

  Net assets, end of period (thousands)                                                 $1,018

Ratio of expenses to average net assets:+

  Before expense reimbursement                                                           24.55%

  After expense reimbursement                                                             1.98%

Ratio of net investment loss to average net assets:+

  Before expense reimbursement                                                          (23.07)%

  After expense reimbursement                                                            (0.50)%

Portfolio turnover rate                                                                   0.00%

Average Commission Rate Paid ++                                                         $ 0.0190

*  Commencement of operations.
+  Annualized.
++ A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.




                               PROSPECTUS PAGE 6

GUINNESS FLIGHT ASIA SMALL CAP FUND
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD (UNAUDITED)


                                                           April 29, 1996*
                                                               through
                                                            June 30, 1996

Net asset value, beginning of period                        $     12.50
                                                            -----------
Income from investment operations:

  Net investment income                                            0.03

  Net realized and unrealized gain on investments                  0.55
                                                            -----------

Total from investment operations                                   0.58
                                                            -----------
Less distributions from net investment income                     (0.02)
                                                            -----------
Net asset value, end of period                              $     13.06
                                                            ===========
Total return                                                       4.61%

Ratios/supplemental data:

  Net assets, end of period (thousands)                     $     1,790

Ratio of expenses to average net assets:+

  Before expense reimbursement                                    17.60%
  After expense reimbursement                                      1.98%

Ratio of net investment income to average net assets:+

  Before expense reimbursement                                   (13.56)%

  After expense reimbursement                                      2.06%

Portfolio turnover rate                                            2.91%

Average Commission Rate Paid ++                             $    0.0029

*  Commencement of operations.
+   Annualized.
++ A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.




                               PROSPECTUS PAGE 7

GUINNESS FLIGHT CHINA & HONG KONG FUND
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                             For the Six Months
                                                                    Ended         For the Year      June 30, 1994*
                                                                June 30, 1996       Ended              through
                                                                 (Unaudited)    December 31, 1995   December 31, 1994
Net asset value, beginning of period                             $13.64              $11.47        $     12.50
Income from investment operations:
  Net investment income                                             .14                 .14                .04
  Net realized and unrealized gain
  (loss) on investments                                            1.26                2.20               (.96)
                                                            -----------              ------        -----------

Total from investment operations                                   1.40                2.34               (.92)
                                                            -----------              ------        -----------
Less distributions:
  Dividends from net investment income                             (.14)               (.14)              (.04)
  Distributions from net capital gains                             (.20)               (.03)              (.07)
                                                            -----------              ------        -----------
Total distributions                                                (.34)               (.17)              (.11)
                                                            -----------              ------        -----------
Net asset value, end of period                              $     14.70              $13.64        $     11.47
                                                            ===========              ======        ===========
Total return                                                      10.27%              20.45%             (7.74)%
Ratios/supplemental data:

  Net assets, end of period (thousands)                     $   165,601         $    55,740        $     2,287
Ratio of expenses to average net assets:
  Before expense reimbursement                                     1.70%               3.02%++           19.92%+
  After expense reimbursement                                      1.98%               1.98%              2.00%+
Ratio of net investment income to average net assets:
  Before expense reimbursement                                     2.44%               0.49%            (17.15)%+
  After expense reimbursement                                      2.17%               1.52%              0.78%+
Portfolio turnover rate                                           17.90%              10.89%             27.25%
Average commission rate                                         $0.0080                  --                 --
BANK LOANS
Amount outstanding at end of period $(000)                           --                  --                 --
Average amount of loans outstanding during
  the period (monthly average) (000)                        $     1,413                  --                 --
Average number of shares outstanding
  during the period (monthly average) (000)                      10,128                  --                 --
Average amount of debt per share
  during the period                                         $      0.14                  --                 --

*  Commencement of operations.
+   Annualized.
++ Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the "ratio of expenses to average net assets before expense reimbursement" would have been 3.04%.
+++ For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.



                               PROSPECTUS PAGE 8

GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                               For the Six Months
                                                                   Ended             For the Year       June 30, 1994*
                                                               June 30, 1996             Ended            through
                                                                (Unaudited)        December 31, 1995    December 31, 1994
Net asset value, beginning of period                                $12.77            $12.00           $   12.50
Income from investment operations:
  Net investment income                                                .31               .69                 .29
  Net realized and unrealized gain
  (loss) on investments                                                .01              1.01                (.58)
                                                                    ------            ------           ---------
Total from investment operations                                       .32              1.70                (.29)
                                                                    ------            ------           ---------
Less distributions:

  Dividends from net investment income                                (.05)             (.65)               (.21)
  Distributions from net capital gains                                (.10)             (.28)                -0-
                                                                    ------            ------           ---------
Total distributions                                                   (.15)             (.93)               (.21)
                                                                    ------            ------           ---------
Net asset value, end of period                                      $12.95            $12.77           $   12.00
                                                                    ======            ======           =========
Total return                                                           .13%            14.49%              (2.33)%
Ratios/supplemental data:
  Net assets, end of period (thousands)                             $1,565            $1,153           $     751
Ratio of expenses to average net assets:
  Before expense reimbursement                                       14.75%            21.52%++            40.78%+
  After expense reimbursement                                         1.73%             1.73%               1.75%+
Ratio of net investment income to average net assets:
  Before expense reimbursement                                       (8.09)%          (14.26)             (34.18)%+
  After expense reimbursement                                         5.04%             5.53%               4.86%+
Portfolio turnover rate                                             127.15%           202.54%              46.15%

*  Commencement of operations.
+  Annualized.
++ Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the "ratio of expenses to average net assets before expense reimbursement" would have been 21.68%.

See accompanying notes to financial statements.


                               PROSPECTUS PAGE 9

INVESTMENT OBJECTIVES, PROGRAMS AND LIMITATIONS

THE ASIA BLUE CHIP FUND. The Asia Blue Chip Fund's investment objective is long-term capital appreciation through investments in equity securities of well established and sizable companies located in the Asian continent. In pursuit of its investment objective, the Asia Blue Chip Fund intends to invest 65% to 100% of its total assets in a portfolio of "blue chip" companies traded primarily on the markets of the Asian continent. For purposes of this Fund, the Investment Adviser has defined a "blue chip" company to be a company that has a market capitalization of at least $1 billion and a reputation for quality and wide acceptance of its products or services, as well as a strong history of profitability. An investment in this Fund, however, may be more volatile than an investment in a fund which invests only in U.S "blue chip" companies.

Generally, the Asian continent includes the relatively more developed markets of Hong Kong, Singapore, Malaysia, and Thailand, as well as the relatively less developed and emerging markets of Korea and Taiwan in North Asia; of China; of Indonesia, the Philippines, and Vietnam in the ASEAN region; and of India, Pakistan, Sri Lanka and Bangladesh in East Asia. Under normal market conditions, the Asia Blue Chip Fund will invest in a minimum of four countries. As a matter of fundamental policy, the Asia Blue Chip Fund will not invest more than 25% of its assets in the securities (other than U.S. Government securities) of issuers in any one industry, as defined by the Current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission.

Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; special classes of shares available only to foreign persons in markets that restrict the ownership of certain classes of equity to nationals or residents of the county; convertible preferred stocks; and convertible investment grade instruments. In addition, the Asia Blue Chip Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets.

Notwithstanding the above information, the Asia Blue Chip Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, or high quality short-term money market instruments for temporary defensive purposes during periods that Guinness Flight considers to be unsuitable for the Fund's normal investment strategy. The Asia Blue Chip Fund may also purchase and sell stock index futures to hedge against equity markets on a temporary basis.

THE ASIA SMALL CAP FUND. The Asia Small Cap Fund's investment objective is long-term capital appreciation through investments in equity securities of smaller capitalization issuers located in the Asian continent. In pursuit of its investment objective, the Asia Small Cap Fund intends to invest 65% to 100% of its total assets in a portfolio of equity securities of companies traded primarily on the markets of the Asian continent that have a market capitalization of no more than $1 billion. Generally, the Asian continent


                               PROSPECTUS PAGE 10
includes the relatively more developed markets of Hong Kong, Singapore, Malaysia, and Thailand, as well as the relatively less developed and emerging markets of Korea and Taiwan in North Asia; of China; of Indonesia, the Philippines, and Vietnam in the ASEAN region; and of India, Pakistan, Sri Lanka and Bangladesh in East Asia. Under normal market conditions, the Asia Small Cap Fund will invest in a minimum of four countries. As a matter of fundamental policy, the Asia Small Cap Fund will not invest more than 25% of its assets in the securities (other than U.S. Government securities) of issuers in any one industry, as defined by the Current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission.

Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; special classes of shares available only to foreign persons in markets that restrict the ownership of certain classes of equity to nationals or residents of the county; convertible preferred stocks; and convertible investment grade instruments. In addition, the Asia Small Cap Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets.

Notwithstanding the above information, the Asia Small Cap Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, or high quality short-term money market instruments for temporary defensive purposes during periods that Guinness Flight considers to be unsuitable for the Fund's normal investment strategy. The Asia Small Cap Fund may also purchase and sell stock index futures to hedge against equity markets on a temporary basis.

THE CHINA FUND. The China Fund seeks to provide investors with long-term capital growth. Under normal market conditions, 85% to 100% of the China Fund's total assets will be invested in equity securities primarily traded in the markets of China and Hong Kong or in equity securities of companies that derive a substantial portion of their revenues from business activities with or in China and/or Hong Kong, but which are listed on major exchanges elsewhere (e.g., London, New York, Singapore and Australia). To date, a majority of the securities held by the China Fund are listed in Hong Kong. The principal offices of these issuers may be located outside China and Hong Kong. The China Fund will not invest more than 15% of its total assets in any equity securities other than those of such issuers. As a matter of fundamental policy, the China Fund will not invest more than 25% of its total assets in the securities (other than U.S. Government securities) of issuers in any one industry, as defined by the Current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission.

Equity securities, for purposes of the 85% policy, will be limited to common and preferred stocks; special classes of shares available only to foreign persons in markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; and convertible investment grade instruments. In addition, the China Fund may invest up to 5% of its net assets in options on equity


                               PROSPECTUS PAGE 11
securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets.

Notwithstanding the above information, the China Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, or high quality short-term money market instruments for temporary defensive purposes during periods that Guinness Flight considers to be unsuitable for the Fund's normal investment strategy. The China Fund may also purchase and sell stock index futures to hedge against equity markets on a temporary basis.

The Global Government Fund. The Global Government Fund intends to provide investors with current income while seeking opportunities for capital appreciation.

The Global Government Fund's portfolio is managed in accordance with a global investment strategy, which means that the Global Government Fund's investments will be allocated among securities denominated in the United States dollar and the currencies of a number of foreign countries. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Guinness Flight in determining whether to increase or decrease the emphasis placed upon a particular type of security in the Global Government Fund's portfolio. Guinness Flight may further evaluate among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of the countries in which the Global Government Fund may invest. Although the Global Government Fund intends to invest substantially all of its total assets directly in the debt of governments (or any of their political subdivisions, authorities, agencies or instrumentalities), or of supranational entities, throughout the world, the Global Government Fund may also invest in certain futures, options, foreign currency contracts, repurchase agreements, and other investments described below.

Under normal market conditions, the Global Government Fund will invest at least 65% of its total assets in bonds issued by the governments of at least three different countries. For the purpose of this policy, a bond is a debt instrument. The Global Government Fund will neither invest more than 25% of its net assets in securities issued by a single foreign government, or in supranational entities as a group, nor invest more than 25% of its net assets in securities denominated in a single currency other than the U.S. Dollar, British Pound Sterling, Canadian Dollar, French Franc, German Mark and Japanese Yen. The Global Government Fund will invest in the entire range of maturities and may adjust the average maturity of the investments held in the portfolio from time to time, depending upon its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates.

The Global Government Fund presently expects to invest in both dollar and non-dollar denominated securities of issuers in the United States and the industrialized Western European countries; in Canada, Japan, Australia and New Zealand; and in Latin America. The Global Government Fund may invest up to 15% of its assets in the fixed income securities of issuers in emerging market countries. An emerging market is



                               PROSPECTUS PAGE 12
any country that the World Bank has determined to have a low or middle income economy and may include every country in the world except the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

Debt instruments of emerging market countries may be below investment grade, commonly referred to as "junk bonds." "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). Securities rated Aaa by Moody's and AAA by Standard & Poor's are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody's and BBB by Standard & Poor's lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt instruments that are deemed to be below investment grade entail greater risks of untimely interest and principal payments, default, and price volatility than investment grade securities, and may present problems of liquidity and valuation. See Appendix A of the Statement of Additional Information for additional information concerning investment grade debt ratings.

In order to protect and enhance the capital value of the Global Government Fund, Guinness Flight employs an investment technique known as "Currency Overlay" which allows Guinness Flight to manage the currency exposure of the underlying bond portfolio. Using the Currency Overlay, Guinness Flight constructs a portfolio of bonds denominated in a variety of currencies and then, using forwards, options and futures contracts, reconstructs the currency portion of the bond portfolio. The use of this technique allows Guinness Flight to invest in the bond markets that it believes offers the best opportunities for total return regardless of the prospects for the currencies involved, and then to invest in the currencies that Guinness Flight believes offer the best opportunities to protect and enhance capital. Guinness Flight intends to place the Fund in the major currencies perceived to be in, or about to enter, a strengthening phase and to avoid those in, or about to enter, a phase of relative weakness. In making currency decisions, a wholly international stance is pursued by Guinness Flight. Consideration is given to both fundamental economic and financial data such as relative GNP growth, the Balance of Payments position, inflation and interest rates, as well as short-term factors such as political events and market sentiment. The Currency Overlay is employed on a medium to long-term basis and not on a day to day trading approach. Not more than 5% of the Global Government Fund's assets may be invested in initial margins or premiums for the futures and options needed to construct the Currency Overlay. Where Guinness Flight misperceives certain economic trends, the Global Government Fund's net asset value may be adversely affected as a result of this investment technique.

Notwithstanding the above, the Global Government Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, high quality short-term money market instruments, and in bills, notes or bonds issued by the United States Treasury Department or by other agencies of the United States Government for temporary



                               PROSPECTUS PAGE 13
defensive purposes during periods that Guinness Flight considers to be unsuitable for the Fund's normal investment strategy. The Global Government Fund may also purchase and sell index futures to hedge against maturity risk on a temporary basis.

INVESTMENT STRATEGIES, POLICIES AND RISKS

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of their portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. Forward contracts may be considered to be "derivative securities." See "Investment Strategies and Risks" in the Statement of Additional Information.

FORWARD COMMITMENTS. The Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Funds, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds will enter into such contracts with the intention of acquiring the securities, the Funds may dispose of a commitment prior to a settlement date if Guinness Flight deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments. Forward contracts may be considered to be "derivative securities." See "Investment Strategies and Risks" in the Statement of Additional Information.

COVERED CALL OPTIONS. Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Funds may write only covered call options. Since it

                               PROSPECTUS PAGE 14
can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when Guinness Flight believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the security. By writing a call option, A Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. The Funds will not write any put options. Covered call options may be considered to be "derivative securities." See "Investment Strategies and Risks" in the Statement of Additional Information.

PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. The Asia Blue Chip Fund, Asia Small Cap Fund and China Fund may purchase and sell options and futures on stock indices. If Guinness Flight expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities they ultimately want to buy. If in fact the stock index does rise, the prices of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, Guinness Flight expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract. Risks in the use of options and futures on stock indices result from the possibility that changes in the stock indices may differ substantially from the changes anticipated by the Funds when the hedged positions were established. Options and futures on stock indices may be considered to be "derivative securities." See "Investment Strategies and Risks" in the Statement of Additional Information.

ILLIQUID SECURITIES. The Funds will not invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RESTRICTED SECURITIES. The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the "Illiquid Securities" section, provided that a determination is made that such securities have a readily available trading market. Guinness Flight will determine the liquidity of Rule 144A securities under the supervision of the Guinness Funds' Board of Directors. The liquidity of Rule 144A securities will be monitored by Guinness Flight, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer



                               PROSPECTUS PAGE 15
liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objective, regardless of the holding period of that security. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. To the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters." Guinness Flight anticipates that the annual portfolio turnover rate will not exceed 100% for the Asia Blue Chip Fund, 100% for the Asia Small Cap Fund, 100% for the China Fund, and 200% for the Global Government Fund.

For further discussion with regard to the Funds' investment strategies, policies and risks, see "Investment Strategies and Risks" in the Funds' Statement of Additional Information.

OTHER RISK CONSIDERATIONS

THE ASIA BLUE CHIP FUND, ASIA SMALL CAP FUND AND CHINA FUND -- Risk Considerations. The Chinese economy previously operated as a Socialist economic system, relying heavily upon government planning from 1949, the year in which the Communists seized power, to 1978, the year Deng Xiaoping instituted his first economic reforms.

Deng Xiaoping's economic reforms are transforming China's economy into a market system that has stimulated significant economic growth. Deng Xiaoping's reform began by improving the living standards of the 800 million rural workers. Farm reform led to the doubling of China's farmers' incomes over the 1980's. The next stage of reform gave rise to small scale entrepreneurs and stimulated light and medium industry. In addition, a cheap and abundant supply of labor has attracted foreign investment in China. Special Economic Zones (SEZ), five originally and over thirty today, were set up, providing tax advantages to foreign investors. Further, two stock exchanges have recently opened in China - the Shenzhen and the Shanghai. Class "A" and Class "B" shares are traded on both exchanges. While only resident Chinese can purchase Class "A" shares, foreign investors (such as the China Fund) can purchase Class "B" shares. Over the period 1978 to 1995, China's gross domestic product grew at approximately 10% per annum. By 1995, China had become one of the world's major trading nations. The World Bank forecasts that China will have the world's largest economy by 2003.

In 1984 China and Britain signed the Joint Declaration which allowed for the termination of British rule in Hong Kong in July 1997, but which would maintain the existing capitalist economic and social system of Hong Kong for 50 years beyond that date.


                               PROSPECTUS PAGE 16

Article 5 of the Sino-British Declaration 26.9.84 provides:

      The current social and economic systems in Hong Kong will remain unchanged and so will the lifestyle. Rights and freedoms, including those of the person, of speech, of the press, of assembly, of association, of travel, of movement, of correspondence, of choice, of occupation, of academic research and of religious belief, will be ensured by law in the Hong Kong Special Administrative Region. Private property, ownership of enterprises, legitimate right of inheritance and foreign investment will be protected by law.

Obviously there is a risk after 1997 when Hong Kong returns to China under the "one country two systems" proposal. However, Hong Kong and China are interdependent; 70% of foreign investment in China is from Hong Kong and China has large shareholdings in Hong Kong companies. Guinness Flight believes that China is unlikely to damage the Hong Kong economy and destroy the value of their investments. Today, Hong Kong's stock market, is one of the largest in the world and is highly liquid and extensively regulated.

Notwithstanding the beliefs of Guinness Flight, investors should realize that there are significant risks to investing in Hong Kong and China, both before and after 1997, including:

     (1) that the transition from Deng Xiaoping to a successor may result in an open feud amongst China's leaders leading to political instability;

     (2) that hard line Marxist Leninists might regain the political initiative, either at the time of Deng Xiaoping's demise or at a subsequent occasion;

     (3) that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

     (4) that the threat of armed conflict exists over the unresolved situation concerning Taiwan.

Nonetheless, Guinness Flight believes that the process of reform has now gone too far to be easily reversed and that China will not deliberately damage the Hong Kong economy in which it has become a substantial investor and on which so much of its industry depends.

THE GLOBAL GOVERNMENT FUND -- RISK CONSIDERATIONS. The obligations of foreign government entities, including supranational issuers, have various kinds of government support. Although obligations of foreign governmental entities include obligations issued or guaranteed by national provincial, state or other government with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.


                               PROSPECTUS PAGE 17

GENERAL ECONOMIC AND POLITICAL RISKS. The economies of foreign countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by economic conditions in countries in which they trade, as well as trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Funds' investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.

SMALL CAPITALIZATION ISSUERS. An investor should be aware that investment in small capitalization issuers carry more risk than issuers with market capitalizations greater than $1 billion. Generally, small companies rely on limited product lines, financial resources, and business activities that make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small capitalization issuers may be more volatile.

INTEREST RATE FLUCTUATIONS. Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally decline. The magnitude of these fluctuations generally will be greater for securities with longer maturities.

SECURITIES MARKETS. Trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Securities without a readily available market will be treated as illiquid securities for purposes of the Funds' limitation on such purchases. Similarly, volume and liquidity in most foreign bond markets can be substantially less than in the United States, and consequently, volatility of price can be greater than in the United States. Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase the securities in which the Funds may invest on other stock exchanges where commissions are negotiable.

Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards practices and disclosure requirements comparable to those applicable to United States companies. Consequently, there may be less publicly available information about such companies than about United States companies.


                               PROSPECTUS PAGE 18

Further, there is generally less governmental supervision and regulations of foreign stock exchanges, brokers and listed companies than in the United States.

INVESTMENT AND REPATRIATION RESTRICTIONS. Some foreign countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specially authorized. See "Tax Matters" in the Statement of Additional Information for an additional discussion concerning such investment funds. The Funds may invest in these investment funds subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund, but also will bear indirectly similar expenses of the underlying investment funds. Guinness Flight has agreed to waive its management fees with respect to the portion of a Fund's assets invested in shares of other open-end investment companies. A fund would continue to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

FOREIGN CURRENCY CONSIDERATIONS. Although the Funds' investments generally will be denominated in foreign currencies and most income paid by such investments will be in foreign currencies, the Funds will compute and distribute their income in dollars. The computation of income will be made on the date of its receipt by a Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which a Fund receives its income falls relative to the dollar between the receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

The value of the assets of a Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a Fund may incur costs in connection with conversions between various currencies.

For further discussion with regard to the Funds' other risk considerations, see "Other Risk Factors and Special Considerations" in the Funds' Statement of Additional Information.


                               PROSPECTUS PAGE 19

PERFORMANCE

A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. To illustrate the components of overall performance, the Funds may separate their cumulative and average annual returns into income results and capital gains or losses.

Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate from time to time. It is not necessarily indicative of future results. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of a Fund's investments, maturity and operating expense ratio. A shareholder's investment in a Fund is not insured or guaranteed.

The performance of the Funds will vary from time to time and past results are not necessarily representative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities, and is affected by operating expenses of the Fund as well as by general market conditions.

THE FUNDS' MANAGEMENT

The overall management of the business and affairs of the Funds is vested in the Guinness Funds' Board of Directors. The Board of Directors approves all significant agreements between the Guinness Funds, on behalf of a Fund, and persons or companies furnishing services to a Fund. The day-to-day operations of each Fund are delegated to the officers of the Guinness Funds and to Guinness Flight, subject always to the investment objective and policies of each Fund and to the general supervision of the Guinness Funds' Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information.

INVESTMENT ADVISER. Guinness Flight is headquartered in London, England, at Lighterman's Court, 5 Gainsford Street, Tower Bridge SE1 2NE, and has a U.S. office at 225 South Lake Avenue, Suite 777, Pasadena, California 91101 and at Upper Ground Floor, Far East Center, 16 Harcourt Road, Admiralty, Hong Kong. Guinness Flight serves as the investment adviser to the China Fund and Global Government Fund pursuant to Investment Advisory Agreements dated as of May 6, 1994, and to the Asia Blue Chip Fund and Asia Small Cap Fund pursuant to Investment Advisory Agreements dated April 29, 1996 (the "Advisory Agreements"). Under the terms of the Advisory Agreements, Guinness Flight supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. Guinness Flight was organized in 1985 and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.


                               PROSPECTUS PAGE 20

The Funds are managed by a team of portfolio managers. The following are biographies of key personnel who are responsible for ultimate investment decisions.

      MICHAEL DALEY -- Mr. Daley joined Guinness Flight as a Director of the Fixed Income Team in 1994. Prior to joining Guinness Flight, he was a founding member in 1986 of Morgan Stanley Asset Management's London operation where he served as Director, Vice President and Head of Fixed Income. In 1991, he established his own firm, Strategic Value Management Limited. Mr. Daley serves as Co-Manager of the Global Government Fund.

      RICHARD FARRELL -- Mr. Farrell joined Guinness Mahon, a predecessor entity of Guinness Flight, in 1978. He specializes in Far Eastern markets and currently is the investment adviser to the Guinness Flight Global Strategy Fund's Japan Fund, Japan & Pacific Fund, and Japan Smaller Companies Fund. These funds are currently available only to overseas investors. As the head of Guinness Flight's Asia Equity Desk, Mr. Farrell has strategic input on all of Guinness Flight's Asia Equity Funds. In addition, Mr. Farrell serves as the Manager of the Asia Blue Chip Fund.

      HOWARD FLIGHT -- Mr. Flight has been involved in asset management for over 25 years throughout the world. He joined Guinness Mahon in 1979 as a director of the investment department. In 1987, he became Joint Managing Director of Guinness Flight. Presently, he is responsible for Guinness Flight's currency and fixed interest operations as Investment Director. Until its dissolution, he was a member of H.M. Treasury Tax Consultative Committee.

      TIMOTHY GUINNESS -- Mr. Guinness originally joined Guinness Mahon in 1977 in the Corporate Finance Department, and later transferred to the Investment Department, becoming Senior Investment Director in 1982. He served as Fund Manager of both the Guinness Flight Global Equity Fund and United Kingdom Equity Fund. These funds are currently available only to overseas investors. In 1987, he became Joint Managing Director and leads the Global Equity Team as Investment Director.

      LYNDA JOHNSTONE -- Ms. Johnstone joined Guinness Mahon in 1986 in the Investment Department as a member of the Equity Team. Currently, she is responsible for running the Guinness Flight Global Strategy Fund's, Hong Kong Fund and ASEAN Fund. These funds are currently available only to overseas investors. Ms. Johnstone is primarily responsible for the day-to-day management of the China Fund.

      NERISSA LEE -- Ms. Lee joined Guinness Flight in 1995 in Guinness Flight's Hong Kong office and specializes in Far Eastern markets. She has a degree in economics from Hong Kong University and 20 years of experience in Asian markets. She started in the research department of the Hong Kong Stock Exchange and has been managing funds for 8 years. Currently, Ms. Lee manages the Guinness Flight Global Strategy Fund's Asian Smaller Companies Fund and the Guinness Flight Select Fund's China Fund. These funds are offered only to offshore investors. Ms. Lee serves as the Manager of the Asia Small Cap Fund.


                               PROSPECTUS PAGE 21

      PHILIP SAUNDERS -- Mr. Saunders joined Guinness Mahon in 1980. He gained experience in all principal operating areas before joining the investment department on a permanent basis as a member of the Currency and Fixed Interest team. He assumed responsibility for the day to day management of the Guinness Flight managed currency, international and global bond funds and portfolios in 1984 and assumed responsibility as Fixed Income Investment Director in 1987. These funds are currently available only to overseas investors.

      JOHN STOPFORD -- Mr. Stopford joined Guinness Flight in 1993. Currently, he is a member of the Fixed Income Team, specializing in "core" European bond markets. Prior to joining Guinness Flight, he was responsible for European fixed income fund management at Mitsui Trust Asset Management (U.K.) Ltd. Mr. Stopford serves as the Co-Manager of the Global Government Fund.

Guinness Flight's legal counsel believes that Guinness Flight may provide services described in its Investment Advisory Agreements to the Funds without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks or investment advisers deemed to be controlled by banks from publicly underwriting or distributing certain securities. Because of stock ownership by a subsidiary of a foreign bank in Guinness Flight's parent, Guinness Flight Global Asset Management Limited, such restrictions may be deemed to apply.

The U.S. Supreme Court in its 1981 decision in Board of Governors of the Federal Reserve System v. Investment Company Institute determined that, consistent with the requirements of the Act, a bank may serve as an investment adviser to a registered, closed-end investment company. Other decisions of banking regulators have supported the position that a bank may act as investment adviser to a registered, open-ended investment company. Based on the advice of its counsel, Guinness Flight believes that the Court's decision, and these other decisions of banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.

Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent Guinness Flight from continuing to perform investment advisory services for the Funds. If that occurred, the Board of Directors of Guinness Funds promptly would seek to obtain the services of another qualified adviser, as necessary. The Directors would then consider what action would be in the best interest of the Funds' shareholders.

For a discussion of Guinness Flight's brokerage allocation policies and practices, see "Portfolio Transactions" in the Statement of Additional Information. In accordance with policies established by the Board of Directors, Guinness Flight may take into account sales of shares of each Fund advised by Guinness Flight in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.


                               PROSPECTUS PAGE 22

FEES AND EXPENSES. Pursuant to the Advisory Agreements, Guinness Flight is paid a monthly fee from the Asia Blue Chip Fund, Asia Small Cap Fund and China Fund at an annual rate of 1.00% of each Fund's average daily net assets, and a monthly fee from the Global Government Fund calculated at an annual rate of .75% of its average daily net assets. These fees are higher than those charged by most investment companies. However, the Board of Directors believes that such fees are appropriate because of the complexity of managing funds that invest in global markets. Guinness Flight or Investment Company Administration Corporation may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Funds. To the extent that they should do so, they may seek repayment of such deferred fees and absorbed expenses after this practice is discontinued. However, no repayment will be made if it would result in the Asia Blue Chip Fund's, Asia Small Cap Fund's and China Fund's expense ratio exceeding 1.98%, or if it would result in the Global Government Fund's expense ratio exceeding .75%.

ADMINISTRATOR. Pursuant to an Administration Agreement, Investment Company Administration Corporation ("ICAC") serves as administrator of the Funds. As the administrator, ICAC provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents, preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations, preparing financial statements, and arranging for the maintenance of books and records. ICAC receives a monthly fee equal to, on an annual basis, the greater of $40,000 or .25% of average daily net assets on the China Fund and $20,000 or 0.25% of average daily net assets on each of the Asia Blue Chip Fund, Asia Small Cap Fund and the Global Government Fund.

DISTRIBUTOR. The Guinness Funds have entered into a Distribution Agreement (the "Distribution Agreement") with First Fund Distributors, Inc. ("First Fund"), a registered broker-dealer, to act as the principal distributor of the shares of the Funds. The Distribution Agreement provides First Fund with the right to distribute shares of the Funds through affiliated broker-dealers and through other broker-dealers or financial institutions with whom First Fund has entered into selected dealer agreements.

DISTRIBUTION PLAN. The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 under the 1940 Act. No separate payments are authorized to be made by a Fund under the Plan. Rather, the Plan recognizes that Guinness Flight or ICAC may use fee revenues, or other resources to pay expenses associated with shareholder servicing and recordkeeping functions. The Plan also provides that Guinness Flight or ICAC may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that provide such services. See "The Funds' Management -- Fees and Expenses."

For additional information concerning the operation of the Plan, see "Distribution Agreements and Distribution Plans" in the Statement of Additional Information.


                               PROSPECTUS PAGE 23

SHAREHOLDER SERVICING. The Funds may enter into Shareholder Servicing Agreements whereby the Adviser or Administrator pays a shareholder servicing agent for shareholder services and account maintenance, including responding to shareholder inquiries, direct shareholder communications, account balance, maintenance and dividend posting.

HOW TO PURCHASE SHARES

GENERAL INFORMATION. Investors may purchase shares of a Fund from the Fund's transfer agent or from other selected securities brokers or dealers. A buyer whose purchase order is received by the transfer agent before the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, will acquire shares at the net asset value set as of that day. A buyer whose purchase order is received by the transfer agent after the close of trading on the New York Stock Exchange will acquire shares at the net asset value set as of the next trading day on the New York Stock Exchange. A broker may charge a transaction fee for the purchase. The Distributor may, from time to time, provide promotional incentives to certain brokers or dealers whose representatives have sold or are expected to sell significant amounts of the Funds' shares. The Funds reserve the right to reject any purchase order.

Share of the Funds are available for purchase by any retirement plan, including 401(K) plans, profit sharing plans, 403(b) plans and individual retirement accounts.

OPENING AN ACCOUNT -- INVESTMENT MINIMUMS. The minimum initial investment in each Fund is $2,500 or $1,000 for investments through tax-qualified retirement plans. Current shareholders of any Fund may make an initial purchase of shares of another Fund in the family for $1,000. The minimum investment in the Funds for gift accounts is $250. The Funds may further reduce or waive the minimum for certain retirement and other employee benefit plans; for the Adviser's employees, clients and their affiliates; for advisers or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Funds.

ADDITIONAL INVESTMENTS -- MINIMUM SUBSEQUENT INVESTMENT. The minimum "subsequent" investment is $250 for regular accounts as well as tax-qualified retirement plans. The amount of the minimum subsequent investment, like the minimum "initial" investment, may be reduced or waived by the Funds. See waiver discussion under "Opening an Account-Investment Minimums." Cash investments may be made either by check or by wire.

PURCHASING BY MAIL. State Street Bank and Trust Company (the "Transfer Agent") acts as transfer and shareholder service agent for the Funds. An investor may purchase shares by sending a check payable to Guinness Flight Investment Funds, together with an Account Application form, to the Transfer Agent at the following address:

                            Guinness Flight Investment Funds, Inc.
                            P.O. Box 9288
                            Boston, MA 02205-8559


                               PROSPECTUS PAGE 24

Overnight courier deliveries should be sent to:

                            Boston Financial Data Services
                            ATTN: Guinness Flight Investment Funds, Inc.
                            Two Heritage Drive
                            3rd Floor
                            North Quincy, MA 02171

If the purchase is a subsequent investment, the shareholder should either include the stub from a confirmation form previously sent by the Transfer Agent or include a letter giving the shareholder's name and account number.

All purchases made by check should be in U.S. dollars and made payable to "Guinness Flight Investment Funds, Inc.," or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

PURCHASING BY WIRE. For an initial purchase of shares of a Fund by wire, shareholders should first telephone the Transfer Agent at (800) 915-6566 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern time) on a day when the New York Stock Exchange is open for normal trading to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. In addition, a buyer will be required to provide the Transfer Agent a signature application within 10 business days of an initial purchase. You should then give instructions to your bank to transfer funds by wire to the Transfer Agent at the following address:

                            State Street Bank and Trust Company
                            ABA # 0011 000 028
                            Shareholder and Custody Services
                            DDA # 99050171
                            ATTN: (Fund Name)
                            (Fund Account Number)

In making a subsequent purchase order by wire, you should wire funds to the Transfer Agent in the manner described above, making sure that the wire specifies the name of the Fund, your name and the account number. However, it is not necessary to call the Transfer Agent to make subsequent purchase orders using federal funds.

If you arrange for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 p.m., Eastern time) of the New York Stock Exchange on a day the Exchange is open for normal trading, you may purchase shares of a Fund as of that day. Your bank may charge a fee for wiring money on your behalf.


                               PROSPECTUS PAGE 25

HOW TO REDEEM SHARES

GENERAL INFORMATION. Investors may redeem shares of a Fund through the Transfer Agent or from other selected securities brokers or dealers. A shareholder whose redemption order is received by the Transfer Agent before the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, will redeem shares at the net asset value set as of that day. A shareholder whose redemption order is received by the Transfer Agent after the close of trading on the New York Stock Exchange will redeem shares at the net asset value set as of the next trading day on the New York Stock Exchange. A broker may charge a transaction fee for the redemption. Under certain circumstances, the Funds may temporarily borrow cash pursuant to a credit agreement with Deutsche Bank AG to satisfy redemption requests.

REDEMPTIONS BY MAIL. Shareholders may redeem shares of any Fund by writing to the Transfer Agent at the following address:

                         Guinness Flight Investment Funds, Inc.
                         P.O. Box 9288
                         Boston, MA 02205-8559

                  Overnight courier deliveries should be sent to:

                         Boston Financial Data Services
                         ATTN: Guinness Flight Investment Funds, Inc.
                         Two Heritage Drive
                         3rd Floor
                         North Quincy, MA 02171

Please specify the name of the Fund, the number of shares or dollar amount to be redeemed, and your name and account number. You should also enclose any certificated shares that you wish to redeem.

The signature on a redemption request must be exactly as the names appear on a Fund's account records, and the request must be signed by the minimum number of persons designated on the account application that are required to effect a redemption. Requests by participants of qualified retirement plans must include all other signatures required by the plan and applicable federal law.

SIGNATURE GUARANTEE. If a redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. If the proceeds of the redemption exceed $50,000, or are to be paid to a person other than the record owner, or are to be sent to an address other than the address on the Transfer Agent's records, or are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock powers must be guaranteed by an


                               PROSPECTUS PAGE 26

"eligible guarantor," which includes certain banks, brokers, dealers, credit unions, securities exchanges, clearing agencies and savings associations. A signature guarantee is not the same as notarization and an acknowledgment by a notary public is not acceptable as a substitute for a signature guarantee.

REDEMPTIONS BY TELEPHONE. Shareholders may establish telephone redemption privileges if so elected on the account application. Shares of a Fund may then be redeemed by telephoning the Transfer Agent at (800) 915-6566, between the hours of 8:00 a.m. and 4:00 p.m. (Eastern time) on a day when the New York Stock Exchange is open for normal trading.

SPECIAL FACTORS REGARDING TELEPHONE REDEMPTIONS. In order to protect itself and shareholders from liability for unauthorized or fraudulent telephone transactions, the Guinness Funds will use reasonable procedures in an attempt to verify the identity of a person making a telephone redemption request. The Guinness Funds reserve the right to refuse a telephone redemption request if it believes that the person making the request is not the record owner of the shares being redeemed, or is not authorized by the shareholder to request the redemption. Shareholders will be promptly notified of any refused request for a telephone redemption. As long as these reasonable procedures are followed, neither the Guinness Funds nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. However, if the Guinness Funds or its agents fail to follow such reasonable procedures, then the Guinness Funds or its agents may be liable for any losses due to unauthorized or fraudulent instructions.

REDEMPTIONS BY WIRE. Redemption proceeds are generally paid to shareholders by check. However, redemptions proceeds of $500 or more may be wired by the Transfer Agent to a shareholder's bank account. Requests for redemption by wire should include the name, location and ABA or bank routing number (if known) of the designated bank and account number. Payment will be made within three days after receipt by the Transfer Agent of the written or telephone redemption request and any share certificates, except as indicated below. Such payment may be postponed, or the right of redemption suspended at times when (a) the New York Stock Exchange is closed for other than customary weekends and holidays;
(b) trading on such exchange is restricted; (c) an emergency exists, the result of which disposal of Fund securities or determination of the value of a Fund's net assets are not reasonably practicable; or (d) during any other period when the Securities and Exchange Commission, by order, so permits. The Transfer Agent will deduct a fee equal to $10.00 from the amount wired.

REDEMPTION OF SMALL ACCOUNTS. In order to reduce expenses, the Funds may redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions, the total value of a shareholder's account does not equal at least $500. Shareholders will be given 30 days prior written notice in which to purchase sufficient additional shares to avoid such a redemption.


                               PROSPECTUS PAGE 27

REDEMPTION FEE. On redemptions of shares purchased less than 30 days prior to redemption, a redemption fee, equal to 1% of the value of the shares being redeemed, shall be charged to any shareholder who redeems his interest in the China Fund, Asia Blue Chip Fund, or Asia Small Cap Fund, such proceeds to be payable to the Fund. Such redemption fee will not be charged on shares purchased 30 or more days prior to redemption or acquired through the reinvestment of distributions of investment income and capital gains. Redemptions will be assumed to have been made through the liquidation of shares in a shareholder's account on a first-in, first-out basis.

Any redemption fee payable to the Asia Blue Chip Fund, Asia Small Cap Fund, or China Fund, will be waived if such fee is equal to or less than .10% of the total value of the shares, including shares purchased more than 30 days prior to redemption and shares acquired through the reinvestment of distributions of investment income and capital gains, being redeemed.

ADDITIONAL REDEMPTION INFORMATION. Payment for redemption of recently purchased shares will be delayed until the Transfer Agent has been advised that the purchase check has been honored, up to 12 calendar days from the time of receipt of the purchase check by the Transfer Agent. If the purchase check does not clear, the investor, and not the Funds, will be responsible for any resulting loss. Such delay may be avoided by purchasing shares by wire or by certified or official bank checks.

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE. You may exchange shares of a Fund for shares of the other Funds by mailing or delivering written instructions to the Transfer Agent at the following address:

                         Guinness Flight Investment Funds, Inc.
                         P.O. Box 9288
                         Boston, MA 02205-8559

Please specify the name of the applicable Fund, the number of shares or dollar amount to be exchanged and your name and account number. You may also exchange shares by telephoning the Transfer Agent at (800) 915-6566 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern time) on a day when the New York Stock Exchange is open for normal trading.

In periods of severe market or economic conditions, telephone exchanges may be difficult to implement, in which case you should mail or send by overnight delivery a written exchange request to the Transfer Agent. Overnight deliveries should be sent to the Transfer Agent at the address on Page 24.

All exchanges will be made on the basis of the relative net asset values of the Funds next determined after a completed request is received. Requests for telephone


                               PROSPECTUS PAGE 28
exchanges received before 4:00 p.m. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed that day. Otherwise, processing will occur on the next business day.

You may also exchange shares of either Fund for shares of the SSgA Money Market Fund, a money market mutual fund advised by State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 and not affiliated with the Guinness Funds or Guinness Flight, if such shares are offered in your state of residence. Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or Guinness Flight of an investment in the SSgA Money Market Fund.

EXCHANGE PRIVILEGE ANNUAL LIMITS. The Funds reserve the right to limit the number of exchanges a shareholder may make in any year to four (4) to avoid excessive Fund expenses.

PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan whereby your personal bank account is automatically debited and your Fund account is automatically credited with additional full and fractional shares. Through the pre-authorized investment plan, the minimum initial investment is $100 and the subsequent minimum monthly investments is $100 per an investment.

SYSTEMATIC WITHDRAWAL PLAN. You may elect to have regular monthly or quarterly payments in any fixed amount in excess of $100 made to you, your personal bank account, or a properly designated third party, as long as your Fund account has a value at the current price of at least $1,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals. The number of full and fractional shares equal in value to the amount of the payment made will be redeemed at net asset value as determined on the day of withdrawal. As shares of a Fund are redeemed, you may recognize a capital gain or loss to be reported for income tax purposes.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (or share price) of the Funds is determined as of 4:15 p.m. Eastern Time on each business day. The net asset value per share is calculated by subtracting a Fund's liabilities from its assets and dividing the result by the total number of Fund shares outstanding. The determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. Among other items, a Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Fund's officers and in accordance with methods which are specifically authorized by its


                               PROSPECTUS PAGE 29
governing Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS. Income dividends of the Asia Blue Chip Fund, Asia Small Cap Fund and China Fund are declared and paid semiannually, normally in June and December. The Global Government Fund declares and pays dividends monthly. The Funds distribute all or substantially all of their net investment income and net capital gains (if any) to shareholders each year. Any net capital gains earned by a Fund normally are distributed in June and December to the extent necessary to avoid federal income and excise taxes.

In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

All dividends and distributions of a Fund are automatically reinvested on the ex-dividend date in full and fractional shares of such Fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in additional shares, including, subject to certain conditions, in shares of a Fund other than the Fund making the distribution. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in a Fund other than the Fund making the distribution. Such reinvestments into a Fund are automatically credited to the account of the shareholder.

Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS. Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986,


                               PROSPECTUS PAGE 30
as amended (the "Code"), including the requirements with respect to diversification of assets, distribution of income and sources of income. It is the Funds' policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will satisfy the distribution requirement of Subchapter M and not be subject to Federal income taxes or the 4% excise tax.

If a Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

Distributions by a Fund of its net investment income (including foreign currency gains and losses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

Distributions by a Fund which are taxable to shareholders as ordinary income are treated as dividends for Federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction for corporate shareholders. Because the investment income of the Asia Blue Chip Fund, Asia Small Cap Fund and China Fund will consist primarily of dividends from foreign corporations and the Fund may have interest income and short-term capital gains, it is not expected that a significant portion of the ordinary income dividends paid by the China Fund may qualify for the dividends-received deduction. Because the Global Government Bond Fund's investment income will consist of interest from debt, ordinary income dividends paid by the Fund will not qualify for the dividends-received deduction. Portions of each Fund's investment income may be subject to foreign income taxes withheld at the source. If a Fund meets certain requirements, it may elect to "pass-through" to shareholders any such foreign taxes, which may enable shareholders to claim a foreign tax credit or a deduction with respect to their share thereof.

Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether shareholders elect to receive them in cash or reinvest them in additional shares. In general, shareholders take distributions into account in the year in which they are made. However, shareholders are required to treat certain distributions made during January as having been paid by the Fund and received by shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax


                               PROSPECTUS PAGE 31
status of all distributions made (or deemed made) during the year, and any foreign taxes "passed-through" to shareholders, will be sent to shareholders promptly after the end of each year.

Investors should be careful to consider the tax implications of purchasing shares just prior to the record date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

A shareholder will recognize gain or loss upon the sale or redemption of shares of the Funds in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Funds may be disallowed if other shares of the "redeemed" Fund are purchased within 30 days before or after such disposition.

If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

Under the back-up withholding rules of the Code, shareholders may be subject to 31% withholding of Federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Funds. In order to avoid this back-up withholding, shareholders must provide the Fund with a correct taxpayer identification number (which for an individual is usually his Social Security number) and certify that the shareholder is a corporation or otherwise exempt from or not subject to back-up withholding.

The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, shareholders should also review the more detailed discussion of Federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, shareholders should consult with their own tax adviser as to the tax consequences of investments in a Fund, including the application of state and local taxes which may differ from the Federal income tax consequences described above.


                               PROSPECTUS PAGE 32

ABOUT THE FUNDS

Each Fund is a separate series of shares of the Guinness Funds, a Maryland Corporation incorporated on January 7, 1994 and registered under the 1940 Act, as an open-end management investment company. Each Fund has its own investment objective and policies designed to meet specific investment goals, operates as an open-end management investment company and expects to be treated as a regulated investment company for Federal income tax purposes. The Asia Blue Chip Fund, Asia Small Cap Fund, China Fund and Global Government Fund are non-diversified. The investment objective of the Asia Blue Chip Fund and Asia Small Cap Fund is fundamental.

Each Fund invests in securities of different issuers and industry classifications in an attempt to spread and reduce the risks inherent in all investing. The Funds continuously offer new shares for sale to the public, and stand ready to redeem their outstanding shares for cash at their net asset value. Guinness Flight, the investment adviser for the Funds, continuously reviews and, from time to time, changes the portfolio holdings of the Funds in pursuit of each Fund's investment objective.

Shares of each Fund entitle the holders to one vote per share. The shares have no preemptive or conversion rights. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the By-laws, to call a meeting for any purpose. See "Description of the Funds -- Voting Rights" in the Statement of Additional Information.


                               PROSPECTUS PAGE 33

GENERAL INFORMATION

INVESTMENT ADVISER. Guinness Flight Investment Management Limited, 225 South Lake Avenue, Suite 777, Pasadena, California 91101, serves as Investment Adviser for the Funds.

ADMINISTRATOR. Investment Company Administration Corporation, 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018, serves as Administrator of the Funds.

CUSTODIAN. Investors Bank and Trust Company, 89 South Street, P.O. Box 1537, Boston, Massachusetts 02205, serves as the custodian of the Funds. Generally, the Custodian holds the securities, cash and other assets of the Funds.

TRANSFER AGENT. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as Transfer Agent of the Funds. Generally the Transfer Agent provides recordkeeping services for the Funds and their shareholders.

LEGAL COUNSEL. Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 serves as counsel to the Guinness Funds.

INDEPENDENT ACCOUNTANTS. Ernst & Young LLP, 515 South Flower Street, Los Angeles, CA 90071. Generally, the Independent Accountants will audit the financial statement and the financial highlights of the Funds, as well as provide reports to the Directors.

DISTRIBUTOR. First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018, serves as Distributor for the Funds.

OTHER INFORMATION. This prospectus sets forth basic information that investors should know about the Funds prior to investing. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is available upon request and without charge, by writing or calling the Funds at 1-800-915-6565. This prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted from this prospectus, may be obtained from the Securities and Exchange Commission by paying the charges prescribed under its rules and regulations.


                               PROSPECTUS PAGE 34